SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 24, 2000
                                                          --------------

               PaineWebber Equity Partners One Limited Partnership
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Virginia                       0-14857                  04-2866287
--------------------------------------------------------------------------------
(State or other jurisdiction)     (Commission               (IRS Employer
     of incorporation             File Number)              Identification No.)



265 Franklin Street, Boston, Massachusetts                      02110
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (617) 439-8118
                                                  ---------------


            (Former name or address, if changed since last report)

                                    FORM 8-K

                                 CURRENT REPORT

                    PAINEWEBBER EQUITY PARTNERS ONE LIMITED PARTNERSHIP

ITEM 2 - Disposition of Assets

   625 North Michigan Avenue Office Building

   Disposition Date - March 24, 2000

      On March 24, 2000, Chicago 625 Partnership, a joint venture in which Paine Webber Equity Partners One Limited Partnership ("the Partnership") and a related partnership, PaineWebber Equity Partners Two Limited Partnership, have interests, sold the property known as the 625 North Michigan Avenue Office Building, located in Chicago, Illinois, to 625 NMA Associates LLC, a Delaware limited liability company and an affiliate of the Partnership's other co-venture partner, Michigan-Ontario Limited, for $40.75 million. The Partnership received net proceeds of approximately $9,640,000 after deducting closing costs of approximately $691,000, net proration charges of $1,782,000, the repayment of the existing mortgage note of approximately $14,662,000, and a payment to PaineWebber Equity Partners Two Limited Partnership of $13,975,000 as its share of the sale proceeds. In addition, the Partnership received $152,000 as its share of the joint venture's net working capital at the time of the sale. The Partnership's interest in the 625 North Michigan joint venture was its only remaining real estate asset. Accordingly, an orderly liquidation of the Partnership is currently underway. The Partnership plans to make a liquidating distribution to the Limited Partners of between $140 to $150 per original $1,000 investment on April 28, 2000. The formal liquidation of the Partnership will be completed immediately after the liquidating distribution is paid. Of the liquidating distribution amount, $97.92 per original $1,000 investment will be from the sale of the 625 North Michigan Office Building and the remainder will consist of Partnership reserves after the payment of all liquidation-related expenses.

      As previously reported, during the quarter ended September 30, 1999 the Partnership selected a real estate brokerage firm to market the 625 North Michigan Avenue property for sale. Materials for the marketing packages for the 625 North Michigan property were finalized and initial sale efforts began during the quarter ended December 31, 1999. To reduce the prospective buyer's due diligence work and the time required to complete it, updated operating reports, as well as environmental information on the property, were provided to the top prospective buyers, who were asked to submit best and final offers. All of the best and final offers received were substantially in excess of the property's 1998 year-end estimated value. The highest bidder was an affiliate of the Partnership's co-venture partner in the 625 North Michigan joint venture. After completing an evaluation of the offers and the relative strength of the prospective purchasers, the Partnership chose to negotiate a purchase and sale agreement with the affiliate of the co-venturer, which was signed on January 13, 2000. The prospective buyer made a deposit of $400,000 in connection with the transaction and completed its due diligence as of February 3, 2000. The prospective buyer had until February 14, 2000 to secure its financing for the transaction, at which time an additional deposit of $600,000 was required and the entire deposit became non-refundable. The transaction closed as described above on March 24, 2000.

                                    FORM 8-K

                                 CURRENT REPORT

                    PAINEWEBBER EQUITY PARTNERS ONE LIMITED PARTNERSHIP

ITEM 7 - Financial Statements and Exhibits

     (a) Financial Statements: None

     (b) Exhibits:

        (1) Purchase and Sale Agreement by and between Chicago-625 Partnership, as seller, and Golub-Landmark/625, LLC, as buyer, dated January 13, 2000.

        (2) Letter Agreement by and between Chicago-625 Partnership, as seller, and Golub-Landmark/625, LLC, extending the Closing Date from March 21, 2000 to April 5, 2000, dated March 16, 2000.

        (3) Letter Agreement by and between Chicago-625 Partnership, as seller, and Golub-Landmark/625, LLC, establishing the Closing Date as March 24, 2000, dated March 23, 2000.

        (4) Bill of Sale by Chicago-625 Partnership to 625 NMA Associates LLC, dated March 24, 2000.

        (5) Assignment and Assumption of Contracts and Intangibles by and between Chicago-625 Partnership and 625 NMA Associates LLC, dated March 24, 2000.

        (6 Assignment and Assumption of Leases and Security Deposits by and between Chicago-625 Partnership and 625 NMA Associates LLC, dated March 24, 2000.

        (7) Disbursement Statement by and between Chicago-625 Partnership and 625 NMA Associates LLC, dated March 24, 2000.

                                    FORM 8-K

                                 CURRENT REPORT

               PAINEWEBBER EQUITY PARTNERS ONE LIMITED PARTNERSHIP

                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           PAINEWEBBER EQUITY PARTNERS
                             ONE LIMITED PARTNERSHIP
                             -----------------------
                                  (Registrant)

                         By: First Equity Partners, Inc.

                              By: /s/ Walter V. Arnold
                                  ---------------------
                                  Walter V. Arnold
                                  Senior Vice President and
                                  Chief Financial Officer

Date:  March 31, 2000

                          PURCHASE AND SALE AGREEMENT
                                BY AND BETWEEN

                     CHICAGO - 625 PARTNERSHIP, AS SELLER

                                      AND

                       GOLUB-LANDMARK/625, LLC, AS BUYER

                          625 North Michigan Avenue,
                               Chicago, Illinois

                               TABLE OF CONTENTS
                                                                      Page
                                                                      ----

ARTICLE 1                                                               1
DEFINITIONS                                                             1

ARTICLE 2                                                               2
PURCHASE AND SALE                                                       2

ARTICLE 3                                                               2
PURCHASE PRICE, DEPOSIT AND ADJUSTMENTS                                 2

ARTICLE 4                                                               6
PRECLOSING OPERATION                                                    6

ARTICLE 5                                                               8
ACCESS, INSPECTION AND DILIGENCE                                        8

ARTICLE 6                                                               13
TITLE, SURVEY, CONDITIONS AND REPRESENTATIONS                           13

ARTICLE 7

CONDITIONS PRECEDENT AND CLOSING                                        16

ARTICLE 8                                                               20
CASUALTY AND CONDEMNATION                                               20

ARTICLE 9                                                               22
BROKERAGE COMMISSIONS                                                   22

ARTICLE 10                                                              22
DEFAULT, TERMINATION AND REMEDIES                                       22

ARTICLE 11                                                              24
MISCELLANEOUS                                                           24

ARTICLE 12                                                              30
IRS FORM 1099-S DESIGNATION                                             30

SCHEDULE A                                                              A-1
Legal Description of Real Property                                      A-1

SCHEDULE B                                                              B-1
Description of Personal Property and Intangible Property                B-1

SCHEDULE C                                                              C-1
Escrow Agreement                                                        C-1

SCHEDULE D                                                              D-1
Rent Roll                                                               D-1

SCHEDULE E                                                              E-1
Intentionally Omitted                                                   E-1

SCHEDULE F                                                              F-1
Form of Bill of Sale                                                    F-1

SCHEDULE G                                                              G-1
Form of Trustee's  Deed                                                 G-1

SCHEDULE H                                                              H-1
Form of Assignment and Assumption of Leases and Security Deposits       H-1

SCHEDULE I                                                              I-1
Form of Assignment and Assumption of Contracts and Intangibles          I-1

SCHEDULE J                                                              I-7
Non-Foreign Affidavit                                                   I-7

SCHEDULE K                                                              K-1
Form of Tenant Estoppel Certificate                                     K-1

SCHEDULE L                                                              L-1
1099 Designation Agreement                                              L-1

SCHEDULE M                                                              M-1
Escrow Closing Instructions                                             M-1

                           PURCHASE AND SALE AGREEMENT

      This Purchase and Sale Agreement (this Agreement) is entered into as of the 13th day of January, 2000 by and between Seller (as hereinafter defined) and Buyer (as hereinafter defined), upon the following terms and conditions:

                                   ARTICLE 1
                                  DEFINITIONS

      References in this Agreement to the following terms shall have the following meanings:

BUYER:             Golub-Landmark/625, LLC, a Delaware limited liability company
-----

SELLER:            Chicago-625 Partnership, an Illinois general partnership
------

PROPERTY:          The Real Property and Personal Property


REAL  PROPERTY:    The  land  and the  buildings,  structures,
-------------      improvements and  fixtures  (collectively,  the
                   Improvements) now located thereon own and numbered 625 North
                   Michigan  Avenue,   Chicago,   Illinois  more   particularly
                   described in Schedule A attached  hereto,  together with all easements,  permits,  licenses and rights (whether or not of record), tenements,  hereditaments,  privileges,  reciprocal easement agreements,  operating  agreements,  and the use of all strips and  rights-of-way  (including public and private vehicular and pedestrian  rights-of-way),  if any, abutting,
                   adjacent,   contiguous   to  or   adjoining   the  land  and
                   appurtenances in any way belonging or appertaining to the land and the Improvements, including, without limitation, all mineral, oil, gas and other hydrocarbon substances on and under the land and all development, air and water rights relating to the land

PERSONAL PROPERTY: All personal and intangible property described in Schedule B ----------------- attached hereto

PURCHASE PRICE:    $40,750,000.00
--------------

Title Company:     Near North Title Company
-------------      222 North LaSalle Street
                   Main Floor
                   Chicago, IL  60601
                   Attn:    Ms. Josie Carlson
                   Tel:     (312) 419-3914
                   Fax:    (312) 419-0778
                   email:  jcarlson@nnng.com


                                   ARTICLE 2
                               PURCHASE AND SALE

      2.1 In consideration of the undertakings and mutual covenants of the parties set forth in this Agreement, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Seller hereby agrees to sell and convey, or cause to be conveyed, the Property to Buyer and Buyer hereby agrees to buy and pay the Purchase Price for the Property on the terms and conditions contained herein.

                                   ARTICLE 3
                    PURCHASE PRICE, DEPOSIT AND ADJUSTMENTS

      3.1 The Purchase Price shall be as specified in Article 1 above and shall be paid on the Closing Date (as defined in Section 7.3 hereof) by wire transfer of immediately available federal funds, subject to adjustment to reflect application of the Escrowed Amount (as hereinafter defined) and such other adjustments herein contained.

      3.2 The business day immediately following the day this Agreement is executed and delivered (and as a condition precedent to the effectiveness of this Agreement), Buyer shall deposit in immediately available funds with the Title Company the sum of Four Hundred Thousand Dollars ($400,000.00) (the Initial Deposit) to secure Buyer's obligations under this Agreement. Provided Buyer does not terminate this Agreement pursuant to and in accordance with Sections 5.3 or 6.1, within one (1) business day after February 14, 2000, (the Additional Deposit Date), Buyer shall deposit in immediately available funds with the Title Company the additional sum of Six Hundred Thousand Dollars ($600,000.00) (the Additional Deposit) (the Initial Deposit, the Additional Deposit and the Extension Deposit, if any, are collectively referred to herein as the Deposit). The Title Company shall hold the Deposit as set forth in the
Escrow Agreement attached hereto as Schedule C (the Escrow Agreement). The Deposit and all interest accrued on the Deposit (collectively, the Escrowed Amount) shall be held by the Title Company pursuant to and in accordance with the terms and conditions of this Agreement and the Escrow Agreement. After January 21, 2000 (the Non-refundable Amount Date), One Hundred Thousand Dollars ($100,000) of the Escrowed Amount (the Non-refundable Amount) shall be non-refundable to Buyer for any reason, except (i) if Seller defaults under this Agreement and Buyer elects to terminate this Agreement as a result of such default pursuant to Section 10.1 and the Escrowed Amount is returned to Buyer,
(ii) if Buyer elects to  terminate  this  Agreement  pursuant to Section 7.1, or
(iii) if Buyer elects to terminate this Agreement pursuant to Article 8. Accordingly, in the event of a termination of this Agreement pursuant to Sections 5.3, 5.4 or 6.1 after the Non-refundable Amount Date, notwithstanding any other provision in this Agreement to the contrary, the Non-refundable Amount shall be released to Seller. The Escrowed Amount shall be applied to the Purchase Price if the Closing (as hereinafter defined) occurs.

            3.2.1 If Buyer does not timely terminate this Agreement  pursuant to
      Section 5.3 or 6.1 and Buyer fails to deliver the Additional Deposit to the Title Company on or before the Additional Deposit Date, Seller shall be entitled to terminate this Agreement by written notice to Buyer given prior to Seller's receipt and acceptance of the Additional Deposit and to receive liquidated damages in the amount of the Escrowed Amount then being held by the Title Company pursuant to the Escrow Agreement.

      3.3 All real estate taxes, assessments, special taxes, special assessments and any other tax or assessment attributable to the Property through the Closing Date shall be prorated and adjusted as of the Closing Date unless such items are paid directly by tenants to the applicable taxing authority, in which case no adjustment or proration shall be made for the items paid directly by the tenants. If the tax statements for the fiscal year during which the Closing Date occurs are not finally determined, then the tax figures for the immediately prior fiscal year shall be used for the purposes of prorating taxes on the Closing Date. Any tax refunds or proceeds (including interest thereon) on account of a favorable determination resulting from a challenge, protest, appeal or similar proceeding relating to taxes and assessments relating to the Property
(i) for all tax periods occurring prior to the applicable tax period in which the Closing (as defined in Section 7.3 hereof) occurs shall be retained by and paid exclusively to Seller and (ii) for the applicable tax period in which the Closing occurs shall be prorated as of the Closing Date after reimbursement to Seller and Buyer, as applicable, for all fees, costs and expenses (including reasonable attorneys' and consultants' fees) incurred by Seller or Buyer, as applicable, in connection with such proceedings after accounting for any portion of such refund which may be due to tenants, such that Seller shall retain and be paid that portion of such net tax refunds or proceeds as is applicable to the portion of the applicable tax period prior to the Closing Date and Buyer shall retain and be paid that portion of such net tax refunds or proceeds as is applicable to the portion of the applicable tax period from and after the Closing Date. Neither Seller nor Buyer shall settle any tax protests or proceedings in which taxes for the tax period for which the other party is responsible are being adjudicated without the consent of such party, which consent should shall not be unreasonably withheld, conditioned or delayed. Buyer and Seller shall cooperate in pursuit of any such proceedings and in responding to reasonable requests of the other for information concerning the status of and otherwise relating to such proceedings; provided, however, that neither party shall be obligated to incur any out-of-pocket fees, costs or expenses in responding to the requests of the other. In no event shall any such proceeding be commenced by Seller following the Closing Date without Buyer's prior written consent; provided, however, that Seller shall be entitled to continue any proceeding pending at Closing.

      3.4 Prepaid or past due amounts under any Contracts (as defined in Section
5.2 below) which are assigned to Buyer at Closing shall be prorated and adjusted as of the Closing Date.

      3.5 Seller shall cause all meters for electricity, gas, water, sewer or other utility usage at the Property to be read on the Closing Date, and Seller shall pay all charges for such utilities which have accrued on or prior to the Closing Date; provided, however, that if and to the extent such charges are paid directly by tenants, no such reading or payment shall be required. If the utility companies are unable or refuse to read meters for which payment by Seller is required, all charges for such utilities to the extent unpaid shall be prorated and adjusted as of the Closing Date based on the most recent bills therefor. Seller shall provide notice to Buyer within five (5) days before the Closing Date setting forth (i) whether utility meters will be read as of the Closing Date and (ii) a copy of the most recent bill for any utility charges which are to be prorated and adjusted as of the Closing Date.

      3.6 Collected rents for the then current period; security deposits which have not been previously applied by Seller; prepaid rentals; collected or prepaid common area maintenance charges; collected or prepaid promotional charges; collected or prepaid service charges; collected or prepaid tax charges, and all other collected or prepaid incidental expenses and charges paid by tenants shall be apportioned and full value shall be adjusted as of the Closing Date, and the net amount thereof, if in favor of Seller, shall be added to the Purchase Price, or if in favor of Buyer, shall be deducted from the Purchase Price. From and after Closing all security deposits credited to Buyer shall thereafter be deemed transferred to Buyer and Buyer shall assume and be solely responsible for the payments of security deposits (for which Buyer was credited at Closing) to tenants in accordance with the Leases (as hereinafter defined) and applicable law. At Seller's election, Seller shall be entitled to retain, or assign to Buyer and receive a credit for, any utility deposits and any deposits for third parties under any of the Contracts (as hereinafter defined). If Seller assigns such utility deposits to Buyer, and if requested by Buyer, Seller shall notify the utility companies of the assignment of the deposit. With respect to any security deposits which are letters of credit, Seller shall, if the same are assignable, (i) deliver to Buyer at the Closing such letters of credit, which are deemed delivered for purposes of this Section 3.6, as they are in the possession of Michigan-Ontario Limited, an Illinois limited partnership, (ii) execute and deliver such other instruments as the issuers of such letters of credit shall reasonably require to assign such letters of credit, and (iii) cooperate with Buyer to change the named beneficiary under such letters of credit to Buyer so long as Seller does not incur any additional liability or expense in connection therewith.

            3.6.1 All rentals and other tenant charges payable in arrears and uncollected and all other uncollected rents (including, but not limited to, percentage rents, common area maintenance charges and real estate tax charge annual adjustments thereto) for the current and prior rental periods, less the reasonable expenses of collection thereof, shall be apportioned (if and when collected by either party); provided, however, that Buyer shall proceed in a commercially reasonable manner consistent with Buyer's customary practice for tenants owing past due rent to it to collect such uncollected rents from existing tenants listed on the Rent Roll (as hereinafter defined). Rents subsequently received from such tenants shall be applied in the following order of priority: (a) first to the month in which the Closing occurred; (b) then to the period prior to the month in which the Closing occurred; and (c) then to any month or months following the month in which the Closing occurred. Buyer shall not settle or release (i) tenants from any obligations for such uncollected rents or (ii) rights under any claims listed in Section 3.6.2 below, in each case, without Seller's prior written approval. Buyer shall provide Seller with written evidence of its collection efforts, such evidence shall include, but not be limited to providing copies of letters and invoices to tenants, copies of reports regarding follow-up efforts and cash receipts and aged delinquency reports. Buyer shall provide such written evidence of its collection efforts within fifteen (15) days of demand therefor provided that Seller may request such evidence no more than on a quarterly basis. Seller shall agree not to commence suit against tenants listed on the Rent Roll for obligations owed to it unless Buyer fails to fulfill its obligations under this Section 3.6.1., and, in any event, Seller shall not be entitled to pursue eviction proceedings in connection with its collection efforts. Buyer's obligation to remit rents to Seller shall continue for six months after Closing.

            3.6.2 Seller shall retain all rights to all refunds, receivables, past due rent and claims, including, but not limited to, termination fees or damages from all former tenants or occupants, licensees and concessionaires of the Property which are not listed on the Rent Roll delivered at Closing, causes of action and rights of reimbursement from third parties, bonds, accounts receivable and any other claims for payments Seller may have against such former tenants or occupants to the extent arising or relating to the period prior to the Closing.

            3.6.3 In the event, on the Closing Date, the precise figures necessary for any of the foregoing adjustments are not capable of determination, then, at Buyers option, those adjustments shall be made either (i) on the basis of good faith estimates of Seller and Buyer using currently available information, and final adjustments shall be made promptly after precise figures are determined or available or (ii) when all information for all final adjustments are determined or available.

      3.7 At the Closing, Seller shall pay the amount due for (a) state and county transfer tax (or any tax substituted therefor) imposed in connection with the consummation of the transaction contemplated hereby (the Transfer Tax); (b) recording charges for documents to clear title, evidence Seller's authority or enable Seller to convey; (c) Seller's attorneys' fees; (d) the Survey (as hereinafter defined); and (e) one-half of the cost of the standard owner's title insurance policy referred to in Article 6 below, including all title examination costs for such policy and the Title Commitment (as hereinafter defined), but not endorsements or extended coverage, up to a maximum of $9,000 (Seller's Title Charges).

      3.8 At the Closing, Buyer shall pay for (a) any local tax or mortgage tax other than the Transfer Tax; (b) charges to record the deed, and evidence of Buyer's existence or authority; (c) any updates, changes or re-certifications to the Survey (as hereinafter defined); (d) Buyer's attorney's fees and all costs related to Buyer's due diligence; (e) the cost in excess of Seller's Title Charges for the standard owner's title insurance policy referred to in Article 6 below, including all title examination costs for such policy and the Title Commitment (as hereinafter defined); and (f) costs as to additional title insurance coverages or endorsements, including the cost of a new lender's title policy.

      3.9 For the purpose of making all prorations and adjustments provided for in this Agreement, the Buyer shall be deemed to own the Property on the Closing Date and shall have the benefit of all income from the Property for the Closing Date and the obligation to pay all costs and expenses for the Property for the Closing Date and therefore all adjustments and prorations shall be made as of 11:59 p.m. on the day immediately preceding the Closing Date.

      3.10  The provisions of this Article 3 shall survive the Closing.


                                   ARTICLE 4
                             PRECLOSING OPERATION

      4.1 A rent roll prepared by Seller's property manager (the Rent Roll) containing a list of all current occupants, licensees and concessionaires of the Property is attached hereto as Schedule D. The leases, licenses and concession agreements listed on the Rent Roll (copies of which Buyer acknowledges have been previously delivered to Buyer), together with leases entered into subsequent to the date hereof are collectively referred to herein as the Leases.

      4.2 Seller shall not, after the Diligence Date (defined below): (i) enter into any new Leases or materially amend or terminate any existing Leases, (ii) enter into or modify any service contracts, operating agreements, or reciprocal easement agreements, (iii) alter the zoning classification of the Property or
(iv) materially alter any Improvements, without the written consent of Buyer in any such instance, which consent shall not be unreasonably withheld or delayed. If Buyer does not notify Seller in writing of its denial of consent within five
(5) business days after written request therefor from Seller, Buyer shall be deemed to have consented to such requested action. In the event Buyer denies its consent, Buyer shall specify its reasons for denial in its written notice thereof. In the event Seller's requested action with respect to a Lease is consented to or deemed consented to by Buyer, Buyer shall pay for tenant improvements and leasing commissions as disclosed on Seller's request for consent.

      4.3 At all times prior to Closing, Seller shall (a) continue to conduct business with respect to the Property in the same manner in which said business has been heretofore conducted, (b) continue to insure the Property substantially as currently insured, and (c) timely pay all accounts payable with respect to the Property, unless Seller is contesting such accounts payable.

      4.4 Buyer shall, by written notice to Seller, on or before the Diligence Date, identify any Contracts (as defined in Section 5.2 below) which it elects to have assigned to it and therefore will assume. Buyer shall be deemed to have elected not to assume any Contracts which are not identified as to be assigned and assumed. Seller shall terminate any Contracts at Closing which are not identified by Buyer as specified in this section as to be assigned and assumed at Closing provided that such Contracts may be terminated without cost or liability to Seller.

      4.5 Seller shall use commercially reasonable efforts to obtain tenant estoppel certificates from all tenants currently occupying their space under a Lease substantially in the form attached hereto as Schedule K or in the form or covering the substance as required pursuant to each such tenant's Lease with regard to tenant estoppel certificates and subordination, attornment and non-disturbance agreements. Seller shall not be obligated to expend more than nominal funds or commence litigation in pursuit of such tenant estoppel certificates. Delivery to Buyer of tenant estoppel certificates from all tenants leasing more than 10,000 square feet at or prior to the Closing shall be a condition precedent to Buyer's obligation to proceed to Closing. Seller's failure to provide all or any tenant estoppel certificates shall not constitute a default under this Agreement, however, if Seller fails to satisfy the condition precedent set forth in the immediately preceding sentence, Buyer shall have the rights set forth in Section 7.1 subject to the terms of Section 7.1.

                                   ARTICLE 5
                       ACCESS, INSPECTION AND DILIGENCE

      5.1 Seller agrees that Buyer and its authorized agents or representatives shall be entitled to enter upon the Real Property, including the Improvements, during normal business hours after reasonable advance written notice to Seller (in each case subject to the rights of tenants under the Leases) to make such reasonable nondestructive investigations, studies, and tests as Buyer deems necessary or advisable; provided, however, that Buyer shall not be permitted to conduct physical testing or conduct interviews with tenants without Seller's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. Seller shall use its commercially reasonable efforts to make its personnel available for such inspections or interviews upon reasonable prior written notice.

      Seller's prior written approval for physical inspections may be conditioned on receipt of a detailed description of the proposed physical inspection, a list of the contractors who will be performing the physical inspection, evidence of insurance satisfactory to Seller, and such other information as Seller reasonably requires in connection with such proposed inspection. Buyer may not interview tenants unless a duly authorized representative of Seller accompanies Buyer. Seller also agrees to make available to Buyer during normal business hours upon advance written notice to Seller all books, records, plans, building specifications, contracts, agreements or other instruments or documents contained in Sellers files relating to the construction, operation and maintenance of the Property and the files of the current manager of the Property that relate to the Property.

      5.2 Seller has provided to Buyer, to the extent in Seller's possession or control, and Buyer acknowledges the receipt of, copies of all (i) Leases, (ii) maintenance, service, supply and equipment rental contracts affecting the Property (collectively, the Contracts), and (iii) such other information and reports affecting the Property to the extent in Seller's possession or control including financial statements for the current operating year and for the immediately preceding two (2) year period, capital improvement schedules, occupancy histories, appraisals, environmental reports, structural reports, tax bills, insurance certificates and certificates of occupancy.

      Buyer acknowledges and agrees that any and all information, documents, surveys, studies and reports provided to Buyer are provided for informational purposes only and do not constitute representations and warranties of Seller of any kind. Seller shall not reveal or disclose any information obtained during the due diligence period concerning the Property and the informational materials to anyone outside Buyer's organization, except in accordance with the confidentiality standards set forth in Section 5.6 herein.

      5.3 To the extent Buyer deems appropriate or necessary, Buyer may promptly commence and actively pursue its due diligence on the Property, including, but not limited to the following items:

            (a)   Review of title and survey matters;

            (b)   Review of Contracts and information materials;

            (c) Obtain and review engineering reports on structural condition of the mechanical systems;

            (d) Obtain and review environmental reports on oil, hazardous waste, and asbestos;

            (e) Review of applicable zoning and other land use controls, and other permits, licenses, permissions, approvals and consents;

            (f)   Conduct tenant interviews, subject to Section 5.1 above; and

            (g)   Review of all Leases affecting the Property.

      Buyer shall complete its due diligence including, but not limited to the foregoing, no later than February 3, 2000 (the Diligence Date). In the event that Buyers due diligence shall reveal any matters which are not acceptable to Buyer in Buyer's sole and absolute discretion or for any other reason, Buyer may elect, by written notice to Seller delivered pursuant to Section 11.2 on or before the Diligence Date, not to proceed with this purchase, in which event this Agreement shall terminate, the Escrowed Amount shall be returned to Buyer and this Agreement shall be null and void without recourse to either party hereto (except to the extent such recourse arises in connection with a provision of this Agreement which specifically provides that it survives termination as set forth in Sections 5.6 and 5.7 and Article 9 (Sections 5.6 and 5.7 and
Article 9 shall be collectively referred to herein as the Surviving Provisions). In the event Buyer does not terminate this Agreement on or before the Diligence Date, the Escrowed Amount shall become nonrefundable subject to the other terms and provisions of this Agreement.

      Buyer acknowledges that as of the Closing it will have had an opportunity to conduct diligence on the Property and is acquiring the Property in its current condition based on its diligence. Buyer further acknowledges that, except as set forth in Section 6.4.1 of this Agreement, neither Seller nor its employees, agents or representatives have made any representation or warranty as to the condition of the Property or the presence or absence of any hazardous materials on, in, under or within the Property or a portion thereof which survive the Closing hereunder except as expressly provided in this Agreement. BUYER ACKNOWLEDGES AND AGREES THAT THE PROPERTY IS TO BE CONVEYED BY SELLER TO BUYER AS IS, WITH ALL FAULTS, AND SUBSTANTIALLY IN ITS CURRENT CONDITION. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY CONTAINED IN THIS AGREEMENT, NEITHER SELLER NOR ANY AGENT, EMPLOYEE OR OTHER REPRESENTATIVE OF SELLER (OR PURPORTED AGENT, EMPLOYEE OR OTHER REPRESENTATIVE OF SELLER) HAS MADE ANY GUARANTEE, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED (AND SELLER SHALL NOT HAVE ANY LIABILITY WHATSOEVER) AS TO THE VALUE, USES, HABITABILITY, CONDITION, DESIGN, OPERATION, FINANCIAL CONDITION OR PROSPECTS, OR FITNESS FOR PURPOSE OR USE OF THE PROPERTY (OR ANY PART THEREOF) OR THE INFORMATIONAL MATERIALS PROVIDED TO BUYER IN CONNECTION WITH THIS TRANSACTION BUT NOT PREPARED BY SELLER, OR ANY OTHER GUARANTEE, REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PORTION OF THE PROPERTY (OR ANY PART THEREOF) OR THE INFORMATIONAL MATERIALS SUPPLIED TO BUYER. FURTHER, SELLER SHALL HAVE NO LIABILITY FOR ANY LATENT, HIDDEN, OR PATENT DEFECT AS TO THE PROPERTY OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAWS AND REGULATIONS. IN PARTICULAR, BUYER ACKNOWLEDGES AND AGREES THAT THE INFORMATION MATERIALS PROVIDED UNDER THIS AGREEMENT (AND ANY OTHER INFORMATION BUYER MAY HAVE OBTAINED REGARDING IN ANY WAY ANY OF THE PROPERTY, INCLUDING WITHOUT LIMITATION, ITS OPERATIONS OR ITS FINANCIAL HISTORY OR PROSPECTS FROM SELLER OR ITS AGENTS, EMPLOYEES OR OTHER REPRESENTATIVES BUT NOT INCLUDING INFORMATION PREPARED BY SELLER) IS DELIVERED TO BUYER AS A COURTESY, WITHOUT REPRESENTATION OR WARRANTY AS TO ITS ACCURACY OR COMPLETENESS (EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT), AND NOT AS AN INDUCEMENT TO ACQUIRE THE PROPERTY; THAT NOTHING CONTAINED IN SUCH DELIVERIES SHALL CONSTITUTE OR BE DEEMED TO BE A GUARANTEE, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, IN ANY REGARD AS TO ANY OF THE PROPERTY (EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT); AND THAT BUYER IS RELYING ONLY UPON THE PROVISIONS OF THIS AGREEMENT AND ITS OWN INDEPENDENT ASSESSMENT OF THE PROPERTY AND ITS PROSPECTS IN DETERMINING WHETHER TO ACQUIRE THE PROPERTY. The provisions of this paragraph shall survive the Closing.

      5.4 Mortgage Contingency. Promptly following execution of this Agreement by both parties, Buyer shall apply for and shall make necessary submissions and deposits in an effort to procure financing related to the acquisition from Bankers Trust, or such other institutional lender, in the acquisition amount of $29,650,000.00, for a term of three (3) years, at a rate not to exceed 30-day LIBOR plus 300 basis points. Buyer shall pay all costs, fees and expenses necessary to obtain a commitment for such financing. Buyer shall provide Seller with evidence of the submission of an application for the referenced financing on or before February 3, 2000.

      If during the period commencing on the date of this Agreement and ending on February 14, 2000, despite Buyer's commercially reasonable efforts to so obtain a commitment for financing, Buyer is unable to obtain a commitment for financing on the terms contained in the immediately preceding paragraph and containing such other terms reasonably satisfactory to Buyer, Buyer may, provided Buyer has applied for and diligently pursued obtaining a commitment for such financing, deliver to Seller a written notice of termination of this Agreement on or before February 14, 2000 in which case the Escrowed Amount shall be returned to Buyer, and this Agreement shall be null and void without recourse to either party hereto (except to the extent such recourse arises in connection with any of the Surviving Provisions.) If Buyer does not timely deliver a termination notice pursuant to this Section 5.4, Buyer shall be deemed to be satisfied with its financing and to have elected to proceed to Closing hereunder.

      Buyer shall promptly provide Seller with a copy of its financing commitment once accepted. Acceptance of a commitment shall operate to waive the contingency contained in this Section 5.4.

      5.5 If this Agreement is terminated for any reason whatsoever, Buyer shall promptly deliver to Seller all documents, plans, surveys, contracts, Leases and the like delivered to Buyer or Buyers agents, representatives or designees by Seller or Seller's agents, representatives or employees pursuant to this Agreement. In addition, Buyer shall promptly deliver to Seller copies of all materials prepared by third-parties regarding the physical condition of the Property obtained in connection with Buyer's diligence for the Property. Such deliveries shall be made without representation and warranty of the Buyer or any third party and Seller acknowledges that Seller may not be entitled to rely on such deliveries.

            5.5.1 After termination of this Agreement and until Buyer fulfills its obligations under Section 5.5, Twenty Five Thousand Dollars ($25,000) of the Escrowed Amount shall remain in escrow with the Title Company pursuant to the terms of the Escrow Agreement (the Remaining Escrowed Amount), but the balance of the Escrowed Amount may be released to Buyer pursuant to the terms of the Escrow Agreement. Buyer shall be deemed to have fulfilled its obligations under Section 5.5 upon receipt by Seller of a duly sworn original affidavit from an officer of the Buyer swearing that Buyer has complied with the obligations under Section 5.5. Upon timely receipt by Seller of such affidavit, Buyer shall be entitled to the return of the Remaining Escrowed Amount. If Buyer does not deliver such an affidavit to Seller within ninety (90) days of the termination of the Agreement, the Remaining Escrowed Amount shall be distributed to the Seller.

      5.6 Each party hereto agrees to maintain in confidence, and not to discuss with or to disclose to any person or entity who is not a party to this Agreement, any material term of this Agreement or any aspect of the transactions contemplated hereby, except as provided in this Section. Seller may publicly disclose the existence of this Agreement provided that the identity of Buyer is not disclosed. Each party hereto may discuss with and disclose to its directors, officers and employees, accountants, attorneys, existing or prospective lenders, investment bankers, underwriters, rating agencies, partners, consultants and other advisors to the extent such parties reasonably need to know such information and are bound by a confidentiality obligation identical in all material respects to the one created by this Section. Additionally, each party may discuss and disclose such matters to the extent necessary to comply with any requirements of the Securities and Exchange Commission or in order to comply with any securities law or interpretation thereof. This provision shall survive termination of this Agreement but shall terminate upon Closing. Buyer and Seller do not contemplate issuing a press release until after the Diligence Date. Any press release to be made regarding any matter which is the subject of the confidentiality obligation created in this Section shall be subject to the reasonable approval of Buyer and Seller, respectively as to both timing and content.

      5.7 If any inspection or test disturbs any of the Property, Buyer will restore the Property to substantially the same condition as existed prior to any such inspection or test. Buyer shall keep the Property free and clear of any liens and will indemnify, defend, and hold Seller harmless from all losses, costs, liens, claims, causes of action, liability, damages and out-of pocket expenses, including, without limitation, reasonable attorneys fees incurred by Seller as a result of any and all entry by or on behalf of Buyer or inspections, tests or investigations of the Property conducted by or on behalf of Buyer other than loss, cost or damage which is discovered (and not caused) by such investigation as a result of pre-existing conditions. This indemnity obligation of Buyer shall survive the termination of this Agreement for any reason.

      5.8 SELLER AND ITS PROPERTY MANAGER ARE HEREBY RELEASED FROM ALL RESPONSIBILITY AND LIABILITY REGARDING THE CONDITION (INCLUDING THE PRESENCE IN THE SOIL, AIR, STRUCTURES AND SURFACE AND SUBSURFACE WATERS, OF MATERIALS OR SUBSTANCES THAT HAVE BEEN OR MAY BE IN THE FUTURE DETERMINED TO BE TOXIC, HAZARDOUS, UNDESIRABLE OR SUBJECT TO REGULATION AND THAT MAY NEED TO BE SPECIALLY TREATED, HANDLED AND/OR REMOVED FROM THE PROPERTY UNDER CURRENT OR FUTURE FEDERAL, STATE AND LOCAL LAWS, REGULATIONS OR GUIDELINES), VALUATION, SALABILITY OR UTILITY OF THE PROPERTY, OR ITS SUITABILITY FOR ANY PURPOSE WHATSOEVER. BUYER ACKNOWLEDGES THAT ANY INFORMATION OF ANY TYPE WHICH BUYER HAS RECEIVED OR MAY RECEIVE FROM SELLER, ITS PROPERTY MANAGER OR THEIR RESPECTIVE AGENTS, INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL REPORTS AND SURVEYS, IS FURNISHED ON THE EXPRESS CONDITION THAT BUYER SHALL MAKE AN INDEPENDENT VERIFICATION OF THE ACCURACY OF SUCH INFORMATION, ALL SUCH INFORMATION BEING FURNISHED WITHOUT ANY WARRANTY WHATSOEVER.

                                   ARTICLE 6
                 TITLE, SURVEY, CONDITIONS AND REPRESENTATIONS

      6.1   Buyer acknowledges that Seller has delivered to Buyer the following:

          (a) a copy of the ALTA as-built survey of the Real Property prepared by Certified Survey Co., Order No. 862712, dated October 24, 1999 (the Survey); and

          (b) a commitment for a standard ALTA Owner's Policy of Title Insurance issued by the Title Company Order No. 2000 000452475 STO with an effective date of December 6, 1999 (the Title Commitment).

      If (i) any matter disclosed on the Survey; or (ii) any matters listed as exceptions in the Title Commitment are not each satisfactory to Buyer, it shall, on or before the Diligence Date, provide Seller with written notice of such objections and if Seller does not agree in writing to cure such objections, then on or prior to the Diligence Date Buyer may terminate this Agreement as provided in Section 5.3 above or waive such objection and proceed to Closing. Notwithstanding the foregoing, Seller shall be obligated to remove all liens voluntarily created to secure the payment of money at or prior to Closing. To enable Seller to convey and/or in connection with the Seller's obligation in the immediately preceding sentence, Seller may, at the Closing use the Purchase Price or any portion thereof to clear title. Those exceptions or title deficiencies that appear on the Title Commitment and Survey and are not objected to by Buyer, other than any liens voluntarily created to secure the payment of money, shall be the Permitted Encumbrances.

      6.2 On the Closing Date, Seller, as beneficial owner of the Real Property, shall cause American National Bank and Trust Company of Chicago, as trustee under Trust No. 26711, the record title owner of the Real Property, to convey by Trustee's Deed to Buyer, title to all of the Real Property free and clear of all liens, encumbrances, conditions, easements, assessments, restrictions and other conditions, except for the following:

          (a)  The lien, if any, for real estate taxes not yet due and payable;

          (b) All matters listed on the Title Commitment and Survey which (i) Buyer has not objected to pursuant to Section 6.1 or (ii) Buyer has objected to, but which Seller has not agreed to cure pursuant to Section 6.1 above;

          (c)  All Leases;

          (d)  All zoning,  building and other laws  applicable to the Property;
               and

          (e) All matters which arise after the effective date of the Title Commitment which are agreed upon or consented to by Buyer in writing.

      6.3 At the Closing, Seller shall assign the Leases and Contracts which are not to be terminated and intangible property, if any, to Buyer and Buyer shall assume Seller's obligations thereunder from and after the Closing Date pursuant to the assignments in the forms attached hereto as Schedules H and I and Seller shall convey the Personal Property to Buyer by bill of sale in substantially the form attached hereto as Schedule F.

      6.4   Representations and Warranties.
            ------------------------------

            6.4.1 Seller hereby represents and warrants to Buyer as of the date of this Agreement as follows:

            (a) Organization and Power. Seller is a general partnership validly existing under the laws of the State of Illinois with all necessary legal power to enter into and perform its obligations hereunder and under any document or instrument required hereunder to be executed and delivered on behalf of Seller;

            (b) Authorization and Execution. The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby have been duly authorized by all necessary parties and no other proceedings on the part of Seller are necessary in order to permit it to consummate the transaction contemplated hereby. This Agreement has been duly executed and delivered by Seller and (assuming valid execution and delivery by Buyer) is a legal, valid and binding obligation of Seller enforceable against it in accordance with its terms; and

            (c) Third Party Notices. Seller has not received any written notice from a government agency or other third party that the location, construction, occupancy, operation, and use of the Property (including any improvements and equipment forming any part thereof) violate any applicable law, statute, ordinance, rule, regulation, order or determination of any governmental authority or any board of fire underwriters (or similar body), or any restrictive covenant or deed restriction or zoning ordinance or classification affecting the Property, including, without limitation, all applicable building codes, flood disaster laws, and health and environmental laws and regulations (hereinafter sometime collectively called Applicable Laws). Seller has not received any written notice from a governmental agency that the Property or Seller are currently subject to any existing pending or threatened investigation or inquiry by any governmental authority or to any remedial obligations under any Applicable Laws pertaining to health or the environment.

            6.4.2 The representations and warranties contained in Section 6.4.1(c) are hereby qualified to Seller's actual knowledge without further inquiry. Each representation or warranty contained in Section 6.4.1 is subject to being updated by Seller in writing on or before the Diligence Date and shall be deemed to have been amended and updated by any information (i) delivered to or made available to Buyer before the Diligence Date, and any other information obtained by Buyer in connection with its diligence before the Diligence Date (including but not limited to tenant estoppel certificates), or (ii) known by Michigan-Ontario Limited, before the Diligence Date. For purposes of Section 6.4.1(c), actual knowledge of Seller without further inquiry shall mean the actual awareness of Peter Sullivan, Vice President of PaineWebber Properties, Inc., provided that such individual shall have no obligation to make further inquiry of any persons other than reasonable inquiry of its property manager. No representations or warranties made hereunder shall survive Closing.

            6.4.3 Buyer hereby represents and warrants to Seller as of the date of this Agreement as follows:

            (a) Organization and Power. Golub-Landmark/625, LLC is a limited liability company organized, existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to enter into and perform the terms of this Agreement; and

            (b) Authorization and Execution. The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby have been duly authorized by all necessary parties and no other proceedings on the part of Buyer are necessary in order to permit it to consummate the transaction contemplated hereby. This Agreement has been duly executed and delivered by Buyer and (assuming valid execution and delivery by Seller) is a legal, valid and binding obligation of Buyer enforceable against it in accordance with its terms.

      6.5 The obligations of Buyer to consummate the transaction contemplated by this Agreement are subject to the representations and warranties made by Seller in this Agreement being true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made as of the Closing Date.

      6.6 The obligations of Seller to consummate the transaction contemplated by this Agreement are subject to the representations and warranties made by Buyer in this Agreement being true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made as of the Closing Date.


                                   ARTICLE 7
                       CONDITIONS PRECEDENT AND CLOSING

      7.1 In addition to any other conditions precedent in favor of Buyer as may be set forth elsewhere in this Agreement, Buyer's obligations under this Agreement are expressly subject to the timely fulfillment of the conditions set forth in this Section 7.1 on or before the Closing Date, or such earlier date as is set forth below. Each condition may be waived in whole or in part only by written notice of such waiver from Buyer to Seller.

            7.1.1 Seller performing and complying in all material respects with all of the terms of Article 4 of this Agreement (other than Section 4.5 which is addressed in Section 7.1.2) to be performed and complied with by Seller prior to or at the Closing.

            7.1.2  Seller  performing  and  complying  with all of the  terms of
      Section 4.5 of this Agreement to be performed and complied with by Seller prior to or at the Closing.

      Notwithstanding the foregoing, if the conditions set forth in this Section
7.1 or any other condition of Closing (other than an obligation of Buyer under Section 7.2 below) shall not have been fulfilled on or before the Closing Date, Seller shall have the right (in its sole discretion), exercisable by written notice to Buyer at or before the Closing, to extend the Closing Date for a period of up to twenty-one (21) days to provide additional time for the fulfillment of such conditions. If Buyer's conditions as set forth in this
Section 7.1 have not been met as of the Closing Date (as the same may be extended as aforesaid) then, subject to the terms of Section 10.1, Buyer shall have the right to terminate this Agreement by written notice to Seller, in which event this Agreement shall terminate, the Escrowed Amount shall be returned to Buyer and this Agreement shall be null and void without recourse to either party hereto (except to the extent such recourse arises in connection with any of the Surviving Provisions).

      7.2 In addition to any other conditions precedent in favor of Seller as may be set forth elsewhere in this Agreement, Seller's obligations under this Agreement are expressly subject to the timely fulfillment of the conditions set forth in this Section 7.2 on or before the Closing Date, or such earlier date as is set forth below. Each condition may be waived in whole or part only by written notice of such waiver from Seller to Buyer.

            7.2.1 Buyer performing and complying in all material respects with all of the terms of Section 7.5 of this Agreement to be performed and complied with by Buyer prior to or at the Closing, including, without limitation, payment by the Buyer of the Purchase Price (as adjusted as otherwise provided herein).

      7.3 The consummation of the purchase and sale contemplated in this Agreement (the Closing) shall occur at the offices of the Title Company pursuant to an escrow closing arrangement as described in Schedule M at 2:00 p.m. Eastern Time on March 21, 2000 (the Closing Date). Buyer may extend the Closing Date by up to fifteen days, provided such date is a business day, by (a) providing
Seller with  written  notice on or before March 16, 2000 (the  Extension  Notice
Date) of its election to so extend the Closing Date and (b) depositing an additional Two Hundred Fifty Thousand Dollars ($250,000.00) on or before the Extension Notice Date (the Extension Deposit) with the Title Company to be held as part of the Deposit. It is agreed that time is of the essence in this Agreement. Notwithstanding the time for performance provided for in the immediately preceding sentence, if the Buyer wires the Purchase Price, as it may be adjusted pursuant to this Agreement, to the Title Company so that it is received before 2:00 p.m. Eastern Time but at such an hour that the Title Company is not able to transfer the mortgage loan payoff amount to the Seller's mortgage lender before the Seller's mortgage lender's deadline and the Seller's mortgage lender charges the Seller for interest accruing on the Closing Date, Buyer shall be responsible for paying the interest accruing on the mortgage loan on and from the Closing Date until the next business day after the Closing Date.

      7.4 On the Closing Date Seller shall deliver or cause to be delivered each of the following items to Buyer:

          (a) A duly executed and acknowledged Trustee's Deed conveying the Real Property, including the Improvements to Buyer in the form attached hereto as Schedule G;

          (b) A duly executed quitclaim bill of sale conveying the Personal Property to Buyer in the form attached hereto as Schedule F;

          (c) Two duly executed assignment and assumption of Leases (the Assignment of Leases) in the form attached hereto as Schedule H;

          (d) Two duly executed assignment and assumption of Contracts, and intangible property (the Assignment of Contracts) in the form attached hereto as Schedule I;

          (e) Transfer tax statements (or similar affidavits or forms), if required of the Seller by local law to effect transfer or recordation of the Trustee's Deed;

          (f) Certificate or certificates of non-foreign status from Seller in the form attached hereto as Schedule J;


          (g) Customary affidavits and indemnities sufficient for the Title Company to delete any exceptions for mechanics or materialmen's liens from Buyers title policy and such other affidavits relating to such title policy as the Title Company may reasonably request;

          (h) Counterpart original of the closing statement (such closing statement may be faxed) setting forth the Purchase Price, the closing adjustments and the application of the Purchase Price as adjusted (the Closing Statement);

          (i) Original tenant estoppel certificates to the extent required pursuant to Section 4.5. Seller's failure to provide all or any tenant estoppel certificates shall not constitute a default under this Agreement, however, if Seller fails to satisfy the condition precedent set forth in Section 4.5, Buyer shall have the rights set forth in Section 7.1 subject to the terms of Section 7.1;

          (j) All business and accounting records pertaining to the operation of the Property in Seller's possession. Such records are deemed delivered for the purposes of this Section 7.4 by virtue of the fact that they are in Golub & Company's, , an Illinois corporation, possession;

          (k) All original Leases and tenant correspondence. Such Leases and tenant correspondence are deemed delivered for the purposes of this Section 7.4 by virtue of the fact that they are in Golub & Company's possession;

          (l) Keys to all locks which manager or Seller has in its possession. Such keys are deemed delivered for the purposes of this Section
               7.4 by virtue of the fact that they are in Golub & Company's possession;

          (m) Notice letters from Seller to tenants of the sale of the Property and assignment of the Leases;

          (n) All documents customarily and reasonably required by Title Company confirming Seller's authority to sell the Property;

          (o) Three duly executed 1099 Designation Agreements as provided for in Article 12 (the Designation Agreements);


          (p) An updated Rent Roll certified by the Seller as true and correct as of the business day immediately preceding the Closing Date;

          (q)  An IRPTA Disclosure Document; and

          (r) Such governmental approvals, certificates and licenses relating to the use or occupancy of the Property which are in Seller's possession or control. Such governmental approvals, certificates and licenses are deemed delivered for the purposes of this
               Section 7.4 by virtue of the fact that they are in Golub & Company's possession.

      7.5 On the Closing Date Buyer shall deliver or cause to be delivered at its expense each of the following to Seller:

            (a) Purchase Price for the Property, as such Purchase Price may have been further adjusted pursuant to the provisions of this Agreement and credited for any portion of the Escrowed Amount paid to Seller, in the manner provided for in Article 3;

            (b)   Two duly executed Assignment of Leases;

            (c)   Two duly executed Assignment of Contracts;

            (d) Counterpart original of the Closing Statement (such closing statement may be faxed);

            (e)   Three duly executed Designation Agreements;

            (f)   Evidence  in  form  and  substance  reasonably   satisfactory
                  to Title Company of Buyer's authority to purchase the Property; and

            (g) Such other instruments as Seller may reasonably request to effectuate the transaction contemplated by this Agreement.

                                   ARTICLE 8
                           CASUALTY AND CONDEMNATION

      8.1 If the Improvements are damaged by fire or any other casualty and are not substantially restored to the condition immediately prior to such casualty before the Closing Date, Buyer shall have the following elections:

            (a) to purchase the Property in its then condition and pay the Purchase Price, in which event Seller shall pay over or assign to Buyer as the case may be, on the Closing Date, all amounts recovered or recoverable by Seller on account of any insurance as a result of such casualty plus the amount of any applicable deductible, less any amounts reasonably expended by Seller for partial restoration; or

            (b) if any portion of the Improvements shall have been substantially destroyed, to terminate this Agreement by giving notice of termination to Seller on or before that date which is thirty (30) days after the occurrence of the fire or other casualty or on the Closing Date, whichever occurs first, in which event the Title Company shall return the Escrowed Amount to Buyer, this Agreement shall terminate and neither Seller nor Buyer shall have any recourse against the other (except to the extent such recourse arises in connection with any of the Surviving Provisions). For purposes of this subparagraph (b), substantially destroyed shall mean damage for which Buyer and Seller reasonably agree that the cost of restoration is greater than Five Hundred Thousand Dollars ($500,000.00). If Buyer and Seller cannot reasonably agree upon the cost of restoration for the purposes of the immediately preceding sentence, Buyer and Seller shall jointly appoint an independent third-party adjuster to determine the cost of restoration. The costs associated with such third-party adjuster shall be evenly borne by Buyer and Seller.

      8.2 If any portion of or interest in the Property shall be taken or is in the process of being taken by exercise of the power of eminent domain or if any governmental authority notifies Seller prior to the Closing Date of its intent to take or acquire any portion of or interest in the Property (each an Eminent Domain Taking), Seller shall give notice promptly to Buyer of such event and Buyer shall have the option to terminate this Agreement by providing notice to Seller to such effect on or before the date which is ten (10) business days from Sellers notice to Buyer of such Eminent Domain Taking or on the Closing Date, whichever occurs first, in which event the Title Company shall return the Escrowed Amount to Buyer, this Agreement shall terminate, and neither Seller nor Buyer shall have any recourse against the other. If Buyer does not timely notify Seller of its election to terminate this Agreement, Buyer shall purchase the Property and pay the Purchase Price, and Seller shall pay over or assign to Buyer on delivery of the deed all awards recovered or recoverable by Seller on account of such Eminent Domain Taking, less any amounts reasonably expended by Seller in obtaining such award.

                                   ARTICLE 9
                             BROKERAGE COMMISSIONS

      Seller represents and warrants to Buyer that Seller has not used or employed any broker or brokers in connection with the negotiation, execution or consummation of the transaction contemplated by this Agreement other than Cushman Realty Corporation (Seller's Agent). Seller will indemnify, defend and hold Buyer harmless from and against any claims of Seller's Agent for any commission, finder's fee, or other compensation in connection with the transactions contemplated by this Agreement. Seller agrees to pay Seller's Agent its commission in accordance with a separate agreement between Seller and Seller's Agent.

      Buyer represents and warrants to Seller that Buyer has not used or employed any broker or brokers in connection with the negotiation, execution or consummation of the transaction contemplated by this Agreement.

      Buyer and Seller each hereby agree to indemnify, defend and hold the other harmless from and against any claims, losses, damages, costs, or expenses (including, but not limited to, reasonable attorney's fees) of any kind or character which arise as a result of breach of their respective foregoing representation and warranty. This Article 9 shall survive the Closing or earlier termination of the Agreement.

                                  ARTICLE 10
                       DEFAULT, TERMINATION AND REMEDIES

      10.1 In the event that Seller defaults with respect to its closing obligations pursuant to Sections 6.2 or 7.4, and except as Buyer's rights are affected by Section 10.3 below, Buyer may, as its sole and exclusive remedy at law and equity, at Buyer's election by written notice to Seller (the Remedy Election Notice) to be delivered on or prior to the Closing Date, as it may be extended pursuant to the provisions of this Agreement, (i) terminate this Agreement and the Title Company shall return the Escrowed Amount to the Buyer, whereupon this Agreement shall be null and void without recourse to either party hereto (except to the extent such recourse arises in connection with any of the Surviving Provisions), (ii) sue for specific performance, provided that Buyer is ready, willing and able to perform under this Agreement at the Closing on the Closing Date, as it may be extended pursuant to the provisions of this Agreement, but for Buyer's inability to perform due to Seller's default, and further provided that in the event of such suit, Seller shall not be obligated to expend more than Seventy Five Thousand Dollars ($75,000) to cure such default, except to the extent required to remove any lien voluntarily created to secure the payment of money, (and conveyance of the Property shall be deemed to satisfy and waive any other remedy), or (iii) waive such default and proceed to Closing on the Closing Date, as it may be extended pursuant to the provisions of this Agreement. In the event Buyer fails to timely deliver the Remedy Election Notice, Buyer shall be deemed to have elected option (iii) as set forth in the immediately preceding sentence and shall be obligated to accept conveyance of the Property on the Closing Date, as it may be extended pursuant to the provisions of this Agreement, subject to the default without a reduction in the Purchase Price (provided that if Seller fails to remove any lien voluntarily created to secure the payment of money at or prior to Closing, the Purchase Price shall be reduced by the amount required to remove such lien and Buyer shall be required to remove such lien at Closing). Except as set forth in this
Section 10.1, Buyer hereby waives and relinquishes any right to sue Seller for any reason whatsoever, except for return of the Escrowed Amount, and agrees that Seller shall not be liable to Buyer for any actual, punitive, speculative, consequential or other damages for breach by Seller prior to the Closing.

      Notwithstanding the foregoing, in the event Seller defaults under any obligations under this Agreement or fails to satisfy the conditions precedent to the Buyer's obligations to proceed to Closing pursuant to Sections 4.1, 4.3(a), 4.3(c), 4.4 and 4.5 and such default or failure to satisfy is the result of any act or omission of Michigan-Ontario Limited, as partner of the Seller, or Golub & Company, as Seller's property manager, excluding any defaults which PaineWebber Equity Partners One Limited Partnership and/or PaineWebber Equity Partners Two Limited Partnership approved, consented to, required or jointly caused with Michigan-Ontario Limited and/or Golub & Company, then such default shall not be deemed a default and such condition precedent shall be deemed satisfied.

      10.2 In the event that Buyer shall have failed in any material respect adverse to Seller on the Closing Date to have performed any of the covenants and agreements contained in this Agreement which are to be performed by Buyer on or before the Closing Date, or if Buyer defaults in its obligation to close hereunder, Seller shall be entitled to receive the Escrowed Amount as liquidated damages, in lieu of all other remedies available to Seller at law or in equity for such default, and Buyer shall direct the Title Company to release the Escrowed Amount to Seller. Seller and Buyer agree that the damages resulting to Seller as a result of such default by Buyer as of the date of this Agreement are difficult or impossible to ascertain and the liquidated damages set forth in the preceding sentence constitute Buyers and Sellers reasonable estimate of such damages.

      10.3 Notwithstanding the provisions of Section 10.1 or any other provision of this Agreement to the contrary, if by 11:00 a.m. Eastern Time on the Closing Date, Seller is in default under Section 6.2 or Section 7.4, then Buyer may elect, by written notice to Seller delivered on or prior to the Closing Date,
(i) to extend the Closing Date with respect to the Property for a period of twenty-one (21) days, (the Extension Period), and in such event Seller shall use reasonable efforts to cure such default, subject to the dollar limitations set forth below, or (ii) to waive the default and proceed to Closing on the Closing Date without a reduction in the Purchase Price (provided that if Seller fails to remove any lien voluntarily created to secure the payment of money at or prior to Closing, the Purchase Price shall be reduced by the amount required to remove such lien and Buyer shall be required to remove such lien at Closing). Seller shall use reasonable efforts to cure such default or make conveyance or otherwise deliver possession as herein provided; provided that in the exercise of such reasonable efforts, Seller shall not be obligated to expend more than Seventy Five Thousand Dollars ($75,000]), except to the extent required to remove any lien voluntarily created to secure the payment of money. If on the Closing Date, Buyer fails to timely deliver a notice as set forth in the first sentence of this Section 10.3, then Buyer shall be deemed to have waived the default and shall be obligated to accept conveyance of the Property in its then existing condition on the Closing Date subject to any defaults without a reduction in the Purchase Price (provided that if Seller fails to remove any lien voluntarily created to secure the payment of money at or prior to Closing, the Purchase Price shall be reduced by the amount required to remove such lien and Buyer shall be required to remove such lien at Closing). If (i) notwithstanding Buyer's election to extend the Closing Date, Seller reasonably determines that Seller will not be able to cure any such default notwithstanding Seller's reasonable efforts, subject to the dollar limitations set forth above, or (ii) the time of Closing is extended as provided in this Section and Seller, exercising reasonable efforts, subject to the dollar limitations set forth above, is unable to cure any such default by the expiration of the Extension Period, then Buyer shall have the remedies set forth in Section 10.1 hereof.

                                  ARTICLE 11
                                 MISCELLANEOUS

      11.1 Buyer may only assign or transfer its rights under this Agreement to an entity (i) wholly owned or controlled (directly or indirectly) by (a) Golub Real Estate Corp. and/or Landmark Equity Trust VII (Landmark), or (b) any entity or individual which wholly owns or controls (directly or indirectly) Golub Real Estate Corp. or Landmark or (ii) which owns or controls (directly or indirectly) Golub Real Estate Corp. or Landmark. Buyer shall give notice of any such assignment at least five (5) business days prior to the Closing Date. No such assignment shall relieve the Buyer of its obligations hereunder, require estoppel certificates to be reissued in a different name or change or extend the Closing Date. All covenants and agreements contained in this Agreement shall extend to and be obligatory upon the permitted successors and assigns of the respective parties to this Agreement.

      11.2 Except as otherwise specifically provided herein, any notice required or permitted to be delivered under this Agreement shall be in writing and shall be deemed given (i) when delivered, if delivered by hand during regular business hours, (ii) three (3) days after being sent, if sent by United States Postal Service, registered or certified mail, postage prepaid, return receipt requested, (iii) the next business day, when sent by a reputable overnight express mail service that provides tracing and proof of receipt or refusal of items mailed, or (iv) when received, if sent by telecopier or facsimile transmission on a business day from 8:00 a.m. to 5:00 p.m. Eastern Time (as confirmed by a facsimile confirmation receipt), or if sent after 5:00 p.m. Eastern Time (as confirmed by a facsimile confirmation receipt), the next business day after receipt, in both cases with confirmation copy by notice methods (i), (ii) or (iii) above addressed to Seller or Buyer, as the case may be, at the address or addresses set forth below or such other addresses as the parties may designate in a notice similarly sent.

(1)   If to Buyer:
            c/o Golub & Company
            625 North Michigan Avenue
            Ste. 2000
            Chicago, IL 60611
            Attn: Michael Newman
            Telecopy: (312) 440-0809

            and

            Landmark Equity Trust VII
            c/o Landmark Realty Advisors, LLC
            760 Hopmeadow Street

            Simsbury, CT 06070
            Attn: Robert J. Dombi
            Telecopy: (860) 651-8890

      with a copy to:

            Piper Marbury Rudnick & Wolfe
            203 North LaSalle Street

            Ste. 1800
            Chicago, IL 60601
            Attn: David Glickstein, Esq.
            Telecopy:  (312) 236-7516

            and

            Clifford Chance Rogers & Wells LLP
            200 Park Avenue

            New York, NY 10166
            Attn: Robert E. King, Jr.
            Telecopy: (212) 878-8375

(2)   If to Seller:

            Chicago-625 Partnership
            c/o PaineWebber Properties, Incorporated
            265 Franklin Street, 15th Floor

            Boston, MA 02110
            Attention: Peter F. Sullivan, Vice President
            Telecopy: (617) 345-8725

      with a copy to:

            Goodwin, Procter & Hoar  LLP
            Exchange Place
            Boston, MA 02109
            Attention: Andrew C. Sucoff, Esq.
            Telecopy: (617) 227-8591

      11.3 Words of any gender used in this Agreement shall be held and construed to include any other gender, and words of a singular number shall be held to include the plural and vice versa, unless the context requires otherwise.

      11.4 The captions used in connection with the Articles of this Agreement are for convenience only and shall not be deemed to extend, limit or otherwise define or construe the meaning of the language of this Agreement.

      11.5 Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      11.6 This Agreement may be amended only by a written instrument executed by Seller and Buyer (or Buyers assignee or transferee).

      11.7 This Agreement embodies the entire agreement between Seller and Buyer with respect to the transaction contemplated in this Agreement, and there have been and are no covenants, agreements, representations, warranties or restrictions between Seller and Buyer with regard thereto other than those set forth or provided for in this Agreement.

      11.8 This Agreement shall be construed under and in accordance with the laws of the State of Illinois.

      11.9 This Agreement may be executed in two (2) or more counterparts, each of which shall be an original but such counterparts together shall constitute one and the same instrument notwithstanding that both Buyer and Seller are not signatory to the same counterpart.

      11.10 This Agreement is intended solely for the benefit of Buyer and Seller and is not intended to benefit any third parties.

      11.11 Time is expressly declared to be of the essence of this Agreement.

      11.12 The obligations of Seller hereunder shall be binding only on the Property and neither Buyer nor anyone claiming by, through or under Buyer shall be entitled to obtain any judgment extending liability beyond the Property or creating personal liability on the part of the officers, directors, shareholders, partners or agents of Seller or any of their successors. The obligations of Buyer hereunder shall be binding only on the assets of Buyer and neither Seller nor anyone claiming by, through or under Seller shall be entitled to obtain any judgment creating personal liability on the part of the partners, officers, shareholders, or agents of Buyer or any of their successors or any affiliated entities.

      11.13 As used herein, the term business day shall mean any day other than on Saturday, Sunday, or federal holiday.

      11.14 Buyer hereby acknowledges that for the purposes of this Agreement, the Seller's sole representatives are PaineWebber Equity Partners One Limited Partnership and PaineWebber Equity Partners Two Limited Partnership and that Buyer may not rely on any consent, approval or action signed or undertaken solely by any other partner of the Seller on behalf of Seller.

      11.15 Property Conveyed "AS IS".
            -------------------------

            (a) NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, IT IS UNDERSTOOD AND AGREED THAT, EXCEPT AS EXPRESSLY SET FORTH HEREIN, SELLER AND ITS PROPERTY MANAGER HAVE NOT MADE AND ARE NOT NOW MAKING, AND THEY SPECIFICALLY DISCLAIM, ANY OTHER WARRANTIES, REPRESENTATIONS OR GUARANTIES OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES, REPRESENTATIONS OR GUARANTIES AS TO (I) MATTERS OF TITLE (OTHER THAN SELLER'S WARRANTY OF TITLE SET FORTH IN THE DEED (HEREINAFTER DEFINED) TO BE DELIVERED AT CLOSING), (II) ENVIRONMENTAL MATTERS RELATING TO THE PROPERTY OR ANY PORTION THEREOF, (III) GEOLOGICAL CONDITIONS, INCLUDING, WITHOUT LIMITATION, SUBSIDENCE, SUBSURFACE CONDITIONS, WATER TABLE, UNDERGROUND WATER RESERVOIRS, LIMITATIONS REGARDING THE WITHDRAWAL OF WATER, AND EARTHQUAKE FAULTS AND THE RESULTING DAMAGE OF PAST AND/OR FUTURE EARTHQUAKES, (IV) WHETHER, AND TO THE EXTENT TO WHICH THE PROPERTY OR ANY PORTION THEREOF IS AFFECTED BY ANY STREAM (SURFACE OR UNDERGROUND), BODY OF WATER, FLOOD PRONE AREA, FLOOD PLAIN, FLOODWAY OR SPECIAL FLOOD HAZARD, (V) DRAINAGE, (VI) SOIL CONDITIONS, INCLUDING THE EXISTENCE OF INSTABILITY, PAST SOLID REPAIRS, SOIL ADDITIONS OR CONDITIONS OF SOIL FILL, OR SUSCEPTIBILITY TO LANDSLIDES, OR THE SUFFICIENCY OF ANY UNDERSHORING, (VII) ZONING TO WHICH THE PROPERTY OR ANY PORTION THEREOF MAY BE SUBJECT, (VIII) THE AVAILABILITY OF ANY UTILITIES TO THE PROPERTY OR ANY PORTION THEREOF INCLUDING, WITHOUT LIMITATION, WATER, SEWAGE, GAS AND ELECTRIC, (IX) USAGES OF ADJOINING PROPERTY, (X) ACCESS TO THE PROPERTY OR ANY PORTION THEREOF, (XI) THE VALUE, COMPLIANCE WITH THE PLANS AND SPECIFICATIONS, SIZE, LOCATION, AGE, USE, DESIGN, QUALITY, DESCRIPTION, SUITABILITY, STRUCTURAL INTEGRITY, OPERATION, TITLE TO, OR PHYSICAL OR FINANCIAL CONDITION OF THE PROPERTY OR ANY PORTION THEREOF, OR ANY INCOME, EXPENSES, CHARGES, LIENS, ENCUMBRANCES, RIGHTS OR CLAIMS ON OR AFFECTING OR PERTAINING TO THE PROPERTY OR ANY PART THEREOF, OR ANY INCOME, EXPENSES, CHARGES, LIENS, ENCUMBRANCES, RIGHTS OR CLAIMS ON OR AFFECTING OR PERTAINING TO THE PROPERTY OR ANY PART THEREOF, (XII) THE PRESENCE OF HAZARDOUS SUBSTANCES IN OR ON, UNDER OR IN THE VICINITY OF THE PROPERTY, (XIII) THE CONDITION OR USE OF THE PROPERTY OR COMPLIANCE OF THE PROPERTY WITH ANY OR ALL PAST, PRESENT OR FUTURE FEDERAL, STATE OR LOCAL ORDINANCES, RULES, REGULATIONS OR LAWS, BUILDING, FIRE OR ZONING ORDINANCES, CODES OR OTHER SIMILAR LAWS, (XIV) THE EXISTENCE OR NON-EXISTENCE OF UNDERGROUND STORAGE TANKS, (XV) ANY OTHER MATTER AFFECTING THE STABILITY OR INTEGRITY OF THE REAL PROPERTY, (XVI) THE POTENTIAL FOR FURTHER DEVELOPMENT OF THE PROPERTY, (XVII) THE EXISTENCE OF VESTED LAND USE, ZONING OR BUILDING ENTITLEMENTS AFFECTING THE PROPERTY, (XVIII) THE MERCHANTABILITY OF THE PROPERTY OR FITNESS OF THAT PROPERTY FOR ANY PARTICULAR PURPOSE (BUYER AFFIRMING THAT BUYER HAS NOT RELIED ON SELLER'S OR ITS PROPERTY MANAGER'S SKILL OR JUDGMENT TO SELECT OR FURNISH THE PROPERTY FOR ANY PARTICULAR PURPOSE, AND THAT SELLER MAKES NO WARRANTY THAT THE PROPERTY IS FIT FOR ANY PARTICULAR PURPOSE), OR (XIX) TAX CONSEQUENCES.

            (b) BUYER HAS NOT RELIED UPON AND WILL NOT RELY UPON, EITHER DIRECTLY OR INDIRECTLY, ANY REPRESENTATION OR WARRANTY OF SELLER OR ITS PROPERTY MANAGER OR ANY OF THEIR RESPECTIVE AGENTS, EXPECT AS EXPRESSLY SET FORTH HEREIN, AND ACKNOWLEDGES THAT NO OTHER SUCH REPRESENTATIONS HAVE BEEN MADE. BUYER
REPRESENTS THAT IT IS A KNOWLEDGEABLE, EXPERIENCED AND SOPHISTICATED BUYER OF REAL ESTATE AND THAT IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF BUYER'S CONSULTANTS IN PURCHASING THE PROPERTY. BUYER WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE PROPERTY AS BUYER DEEMS NECESSARY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND SHALL RELY UPON SAME. UPON CLOSING, BUYER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY BUYER'S INSPECTIONS AND INVESTIGATIONS. BUYER ACKNOWLEDGES AND AGREES THAT UPON CLOSING, SELLER SHALL SELL AND CONVEY TO BUYER AND BUYER SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS", WITH ALL FAULTS. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS, COLLATERAL TO OR AFFECTING THE PROPERTY BY SELLER, ANY AGENT OF SELLER OR ANY THIRD PARTY. THE TERMS AND CONDITIONS OF THIS SECTION 11.15(b) SHALL EXPRESSLY SURVIVE THE CLOSING, NOT MERGE WITH THE PROVISIONS OF ANY CLOSING DOCUMENTS AND SHALL BE INCORPORATED INTO THE DEED. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS, OR INFORMATION PERTAINING TO THE PROPERTY FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON, UNLESS THE SAME ARE SPECIFICALLY SET FORTH OR REFERRED TO HEREIN. BUYER ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS THE "AS IS" NATURE OF THIS SALE AND ANY FAULTS, LIABILITIES, DEFECTS OR OTHER ADVERSE MATTERS THAT MAY BE ASSOCIATED WITH THE PROPERTY. BUYER HAS FULLY REVIEWED THE DISCLAIMERS AND
WAIVERS SET FORTH IN THIS AGREEMENT WITH ITS COUNSEL AND UNDERSTANDS THE SIGNIFICANCE AND EFFECT THEREOF.

                                  ARTICLE 12
                          IRS FORM 1099-S DESIGNATION

      12.1 In order to comply with information reporting requirements of Section 6045(e) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder, the parties agree (1) to execute an IRS Form 1099-S Designation Agreement in the form attached hereto as Schedule L at or prior to the Closing to designate the Title Company (the Designee) as the party who shall be responsible for reporting the contemplated sale of the Property to the Internal Revenue Service (the IRS) on IRS Form 1099-S; (2) to provide the
Designee with the information necessary to complete Form 1099-S; (3) that the Designee shall not be liable for the actions taken under this Agreement, or for the consequences of those actions, except as they may be the result of gross negligence or willful misconduct on the part of the Designee; and (4) that the Designee shall be indemnified by the parties for any costs or expenses incurred as a result of the actions taken hereunder, except as they may be the result of gross negligence or willful misconduct on the part of the Designee. The Designee shall provide all parties to this transaction with copies of the IRS Forms 1099-S filed with the IRS and with any other documents used to complete IRS Form 1099-S.

                 [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

      IN WITNESS WHEREOF, the parties have executed this instrument as of the day and year first set forth above.

                                    SELLER:

                                    CHICAGO - 625 PARTNERSHIP,
                                    an Illinois general partnership

                                    By: PaineWebber Equity Partners One Limited
                                        Partnership, its partner

                                        By:  First  Equity  Partners,  Inc.,
                                             its  general partner

                                        By:  /s/ Peter F. Sullivan
                                             ---------------------
                                        Name:  Peter F. Sullivan
                                        Title:  Vice President

                                    By: PaineWebber Equity Partners Two  Limited
                                        Partnership, its partner

                                        By:  Second  Equity  Partners,  Inc.,
                                             its general partner

                                        By:  /s/ Peter F. Sullivan
                                             ---------------------
                                        Name:  Peter F. Sullivan
                                        Title:  Vice President

                                    By: Michigan-Ontario   Limited, an Illinois
                                        limited partnership, its partner



                                    By: /s/ Eugene Golub
                                        ---------------
                                    Name: Eugene Golub
                                    Title: General Partner

                  [Signatures continue on the following page]

                                    BUYER:

                             GOLUB-LANDMARK/625, LLC

                                    By: Landmark Equity Trust VII,
                                        its managing member

                                        By: U.S. Trust Company, National
                                            Association, solely in its capacity
                                            as trustee

                                          By: /s/ Otis A. Sinnot, Jr.
                                              -----------------------
                                              Otis A. Sinnot, Jr.
                                              Vice President

                                 March 16, 2000

Chicago - 625 Partnership
c/o PaineWebber Properties, Incorporated
265 Franklin Street, 15th Floor
Boston, MA 02110
Attn: Mark W. Dunne, Senior Vice President

     RE: Purchase and Sale Agreement by and between Chicago-625 Partnership (the Seller) and Golub - Landmark/625, LLC (the Buyer) dated as of January 21, 2000 (the Sale Agreement)
                            ------------------

Ladies and Gentlemen:

      This letter constitutes Buyers notice pursuant to Section 7.3 of the Sale Agreement that Buyer is exercising its election to extend the Closing Date from March 21, 2000 to April 5, 2000. Buyer and Seller hereby agree that the Extension Deposit will not be required to be delivered until 5:00 pm central time March 23, 2000 (unless the Closing has occurred before such time) notwithstanding the terms of Section 7.3 of the Sale Agreement. Seller acknowledges that Buyer may wish to accelerate the Closing Date as extended hereby, therefore, Buyer and Seller agree that Buyer may accelerate the Closing Date by providing Seller with written notice of its election to accelerate the Closing Date no later than two business days in advance of Buyers proposed Closing Date. It is agreed that time is of the essence.

      This letter agreement may be executed in counterparts each of which will constitute an original.

      Seller and Buyer each (a) has agreed to permit use of telecopied signatures in order to expedite the transaction contemplated by this letter agreement, (b) intends to be bound by its respective telecopied signature(s),
(c) is aware that the other party will rely on the telecopied signature(s),  and
(d) acknowledges such reliance and waives any defenses to the enforcement of this letter agreement and the documents effecting the transaction contemplated by this letter agreement based on the fact that a signature was sent by telecopy only.

      Any inconsistency between the provisions of this letter agreement and the Sale Agreement shall be governed by the provisions of this letter agreement. Except as otherwise specifically defined in this letter agreement, all capitalized terms used herein shall have the same meaning as ascribed to such terms in the Sale Agreement. Except as specifically modified by the provisions of this letter agreement, the Sale Agreement shall remain in full force and effect and is hereby ratified by the parties hereto.

                              BUYER:

                              GOLUB-LANDMARK/625, LLC

                              By: Landmark Equity Trust VII,
                                  its managing member

                                    By: U.S. Trust Company, National
                                        Association, solely in its capacity
                                        as trustee

                                          By:  /s/ Otis A. Sinnott, Jr.
                                               ------------------------
                                                Otis A. Sinnott, Jr.
                                                Vice President

ACKNOWLEDGED AND AGREED:

SELLER:

CHICAGO - 625 PARTNERSHIP,
an Illinois general partnership

By:   PaineWebber Equity Partners One
      Limited Partnership, its partner

      By:   First Equity Partners, Inc.,
            its general partner


      By:  /s/ Walter V. Arnold
           --------------------
      Name:  Walter V. Arnold
      Title:  SVP & CFO

      By:   PaineWebber Equity Partners Two
            Limited Partnership, its partner

            By:   Second Equity Partners, Inc.,
                  its general partner


            By:  /s/ Walter V. Arnold
                 --------------------
            Name:  Walter V. Arnold
            Title:  SVP & CFO

      By:   Michigan-Ontario Limited,
            an Illinois limited partnership, its partner


            By: /s/ Eugene Golub
                ----------------
            Name:  Eugene Golub
            Title:  General Partner

cc:   David Glickstein, Esq.
      Mr. Robert E. King, Jr.
      Andrew C. Sucoff, Esq.

                                 March 23, 2000

Chicago - 625 Partnership
c/o PaineWebber Properties, Incorporated
265 Franklin Street, 15th Floor

Boston, MA 02110
Attn: Mark W. Dunne, Senior Vice President

      RE: Purchase and Sale Agreement by and between Chicago-625 Partnership (the Seller) and Golub - Landmark/625, LLC (the Buyer) dated as of January 21, 2000, as amended by letter agreement dated March 16, 2000 (the Sale Agreement)
                  ------------------

Ladies and Gentlemen:

      Buyer and Seller hereby agree that the Closing Date will be March 24, 2000. It is agreed that time is of the essence. Contemporaneously with the execution of this letter agreement, Buyer is depositing the Extension Deposit with the Title Company. Buyer acknowledges that Buyer has no further extension rights under the Sale Agreement.

      Buyer and Seller hereby agree that notwithstanding the provisions of the Sale Agreement, the Closing Statement will be final and no post-closing adjustments, re-prorations or reconciliations shall be made.

      Buyer agrees that Buyer shall pay to the respective issuer all fees, and shall reimburse Seller for any costs incurred, as a result of the transfer or assignment of any of the letters of credit serving as security deposits for any of the tenants of the Property. Buyers obligation in the preceding sentence shall survive closing.

      This letter agreement may be executed in counterparts each of which will constitute an original.

      Seller and Buyer each (a) has agreed to permit use of telecopied signatures in order to expedite the transaction contemplated by this letter agreement, (b) intends to be bound by its respective telecopied signature(s),
(c) is aware that the other party will rely on the telecopied signature(s),  and
(d) acknowledges such reliance and waives any defenses to the enforcement of this letter agreement and the documents effecting the transaction contemplated by this letter agreement based on the fact that a signature was sent by telecopy only.

      Any inconsistency between the provisions of this letter agreement and the Sale Agreement shall be governed by the provisions of this letter agreement. Except as otherwise specifically defined in this letter agreement, all capitalized terms used herein shall have the same meaning as ascribed to such terms in the Sale Agreement. Except as specifically modified by the provisions of this letter agreement, the Sale Agreement shall remain in full force and effect and is hereby ratified by the parties hereto.

                              BUYER:

                              GOLUB-LANDMARK/625, LLC

                              By: Landmark Equity Trust VII,
                                  its managing member

                                    By: U.S. Trust Company, National
                                        Association, solely in its capacity as
                                        trustee



                                          By: /s/ Otis A. Sinnott, Jr.
                                              ------------------------
                                              Otis A. Sinnott, Jr.
                                              Vice President

ACKNOWLEDGED AND AGREED:

SELLER:

CHICAGO - 625 PARTNERSHIP,
an Illinois general partnership

By:   PaineWebber Equity Partners One
      Limited Partnership, its partner

      By:   First Equity Partners, Inc.,
            its general partner


            By:  /s/ Walter V. Arnold
                 --------------------
            Name:  Walter V. Arnold
            Title:  SVP & CFO

By:   PaineWebber Equity Partners Two
      Limited Partnership, its partner

      By:   Second Equity Partners, Inc.,
            its general partner


            By:  /s/ Walter V. Arnold
                 --------------------
            Name:  Walter V. Arnold
            Title:  SVP & CFO

By:   Michigan-Ontario Limited,
      an Illinois limited partnership, its partner


      By:  /s/ Eugene Golub
           ----------------
      Name:  Eugene Golub
      Title:  General Partner

cc:   David Glickstein, Esq.
      Merle Cowin, Esq.
      Robert E. King, Jr. Esq.
      Gregory Shanklin, Esq.
      Maureen Ryan, Esq.
      Andrew C. Sucoff, Esq.

                                  BILL OF SALE

      For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Chicago-625 Partnership, an Illinois general partnership (Seller), with a place of business at c/o PaineWebber Properties, Incorporated, 265 Franklin Street, Floor Fifteen, Boston, Massachusetts 02110 hereby grants, bargains, conveys, sets over, transfers, assigns and delivers unto 625 NMA Associates LLC, a Delaware limited liability company (Purchaser), with an address c/o Golub & Company, 625 North Michigan Avenue, Ste. 2000, Chicago, Illinois 60611, its successors and assigns, all of Sellers right, title and interest in and to all personal property (the Personalty) of every kind and nature now or hereafter installed, located, attached or used in connection with the operation of the parcel of land, with the buildings and improvements thereof erected, situate, lying and being in the City of Chicago, Cook County, Illinois, now known and numbered as 625 North Michigan Avenue, and more particularly bounded and described as set forth on the attached Schedule 1 (collectively, the Premises), to have and to hold the same unto Purchaser, its successors and assigns forever, subject to the Permitted Exceptions set forth in Schedule 2 attached hereto and made a part hereof and the rights, if any, of tenants of the Premises in and to any of said Personalty.

      ASSIGNOR MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR PURPOSE IN RESPECT OF THE ASSIGNED PROPERTY, AND THE SAME IS SOLD IN AN AS IS, WHERE IS CONDITION, WITH ALL FAULTS. BY ACCEPTANCE OF DELIVERY ASSIGNEE AFFIRMS THAT ASSIGNEE HAS INSPECTED THE ASSIGNED PROPERTY AND IS SATISFIED WITH ITS CONDITION, AND THAT IT HAS NOT RELIED ON ASSIGNORS SKILL OR JUDGMENT TO SELECT OR FURNISH THE ASSIGNED PROPERTY FOR ANY PARTICULAR PURPOSE, AND THAT ASSIGNOR MAKES NO WARRANTY THAT THE ASSIGNED PROPERTY IS FIT FOR ANY PARTICULAR PURPOSE AND THAT THERE ARE NO REPRESENTATIONS AND WARRANTIES, EXPRESSED, IMPLIED, OR STATUTORY WITH RESPECT THERETO.

      EXECUTED as a sealed instrument as of the 24th day of March, 2000.

                              SELLER:

                              CHICAGO - 625 PARTNERSHIP,
                              an Illinois general partnership

                              By: PaineWebber Equity Partners One Limited
                                  Partnership

                                    By: First Equity Partners, Inc.


                                    By:  /s/ Walter V. Arnold
                                         --------------------
                                    Name: Walter V. Arnold
                                    Title: SVP & CFO

                              By: PaineWebber Equity Partners Two Limited
                                  Partnership

                                    By: Second Equity Partners, Inc.


                                    By:  /s/ Walter V. Arnold
                                         --------------------
                                    Name: Walter V. Arnold
                                    Title: SVP & CFO

                   ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND INTANGIBLES

      This Assignment and Assumption of Contracts and Intangibles (the Assignment) is made as of March 24, 2000 by and between Chicago-625 Partnership, an Illinois general partnership (Assignor), with a place of business at c/o PaineWebber Properties, Incorporated, 265 Franklin Street, Floor Fifteen, Boston, Massachusetts 02110 and 625 NMA Associates LLC, a Delaware limited liability company (Assignee), with an address c/o Golub & Company, 625 North Michigan Avenue, Ste. 2000, Chicago, Illinois 60611.

                                      WITNESSETH THAT:

      WHEREAS, Assignor is the beneficial owner of the real estate described in Exhibit A attached hereto and made a part hereof, and the improvements located thereon (hereinafter referred to collectively as the Property);

      WHEREAS, Assignor possesses right, title and interest in, to and under certain contracts and other intangibles obtained or entered into by Assignor with respect to the operation of the Property, including, without limitation, service, operating and construction contracts, granted or used in connection with the ownership, operation, management, maintenance or otherwise with respect to the Property as listed in Exhibit B attached hereto (the Contracts);

      WHEREAS, said Property has been conveyed this day by Assignor to Assignee;

      WHEREAS, Assignee desires to acquire from Assignor and assume, and Assignor desires to transfer and assign to Assignee, the Contracts;

      NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor and Assignee, the parties hereto agree as follows:

     1. Assignment. Assignor hereby unconditionally ASSIGNS, TRANSFERS, SETS OVER AND DELIVERS unto Assignee all of Assignors right, title and interest in, to and under the Contracts, and all of the rights, interests, benefits and privileges of Assignor thereunder, but subject to all terms, conditions, obligations, liabilities, reservations and limitations set forth in the Contracts. Assignee shall indemnify, defend and hold Assignor harmless from and against any loss, cost or expense including, but not limited to, reasonable attorneys fees and court costs, resulting from any failure of Assignee to perform and fulfill any and all of Assignors obligations as beneficial owner of the Property under the Contracts arising or to be performed from and after the date of the Assignment.

     2. Acceptance. Assignee hereby accepts the foregoing assignment from Assignor of the Contracts and hereby assumes and agrees to abide by all of the obligations of Assignor under the Contracts arising and to be performed from and after the date of the Assignment. Assignee shall indemnify, defend and hold Assignor harmless from and against any loss, cost or expense including, but not limited to, reasonable attorneys fees and court costs, resulting from any failure of Assignee to perform and fulfill any and all of the owners obligations under the Contracts arising or to be performed on or after the date of this Agreement.

     3. Amendments. This Agreement shall not be altered, amended, changed, waived, terminated or otherwise modified in any respect or particular unless the same shall be in writing and signed by or on behalf of the party to be charged therewith.

     4. Governing Law; Waiver of Trial By Jury. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Illinois, without reference to principles of conflict of laws. Each of Assignor and Assignee agree to submit to jurisdiction in the State of Illinois with respect to any dispute under or arising out of this Agreement and agree that any such dispute shall be brought either in the courts of the State of Illinois or in the applicable federal district court located in Illinois. If any provisions of this Agreement shall be unenforceable or invalid, the same shall not affect the remaining provisions of this Agreement and to this end the provisions of this Agreement are intended to be and shall be severable. Assignor and Assignee hereby each waive trial by jury in any action, proceeding or counterclaim brought by either against the other, on or in respect of any matter whatsoever arising out of or in any way connected with this Agreement or the relationship of Assignor and Assignee.

     5. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to their respective heirs, executors, administrators, successors and permitted assigns.

     6. Waivers. No failure or delay of either party in the exercise of any right given to such party hereunder or the waiver by any party of any condition hereunder for its benefit shall constitute a waiver of any other or further right or condition nor shall any single or partial exercise of any right preclude other or further exercise thereof or any other right. The waiver of any breach hereunder shall not be deemed to be a waiver of any other or any subsequent breach hereof.

     7. Exhibits. Each of the Exhibits referred to herein is attached hereto, made a part hereof and is incorporated in this Agreement by this reference as though fully set forth herein.

     8. Section Headings. The section headings in this Agreement are for convenience only and are not intended to be a part of this Agreement and shall not be construed to modify, explain or alter any of the terms, covenants or conditions herein contained.


     9. Recording and Binding Effect. This Agreement shall not be recorded or registered by or for the benefit of Assignee and any recordation or registration by or for the benefit of Assignee hereof shall be void and shall constitute a default by Assignee hereunder.

     10. Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same instrument. All signatures need not appear on any single counterpart.



                     [Remainder of this page intentionally left blank]

      IN WITNESS WHEREOF, this Assignment is executed as of the date first written above.

                                    ASSIGNOR:

                                    CHICAGO - 625 PARTNERSHIP,
                                    an Illinois general partnership

                                    By: PaineWebber Equity Partners One Limited
                                        Partnership

                                        By:  First Equity Partners, Inc.


                                        By:  /s/ Walter V. Arnold
                                             --------------------
                                        Name:  Walter V. Arnold
                                        Title:  SVP & CFO

                                    By: PaineWebber Equity Partners Two Limited
                                        Partnership

                                        By:  Second Equity Partners, Inc.


                                        By:  /s/ Walter V. Arnold
                                             --------------------
                                        Name:  Walter V. Arnold
                                        Title:  SVP & CFO

                        [Signatures continue on the following page]

                                    ASSIGNEE:

                                    625 NMA Associates LLC, a Delaware limited liability company

                                    By: Landmark-Golub 625, LLC, a Delaware
                                        limited liability company, sole member

                                        By:  L-G 625 Holdings, LLC, a Delaware
                                             limited liability company, managing
                                             member

                                          By: Landmark Equity Trust VII, sole
                                              member

                                             By: U.S. Trust Company, National
                                                 Association, not individually,
                                                 but solely in its capacity as a
                                                 trustee under a certain
                                                 Agreement and Declaration of
                                                 Trus dated as of September 4,
                                                 1998, as Amended known as
                                                 Landmark Equity Trust VII


                                             By:  /s/ Robert J. Dombi
                                                  ------------------
                                             Name:  Robert J. Dombi
                                             Title:  Vice President

           ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS

      This Assignment and Assumption of Leases (the Assignment) is made as of March 24, 2000, 2000 by and between Chicago-625 Partnership, an Illinois general partnership (Assignor), with a place of business at c/o PaineWebber Properties, Incorporated, 265 Franklin Street, Floor Fifteen, Boston, Massachusetts 02110 and 625 NMA Associates LLC, a Delaware limited liability company (Assignee), with an address c/o Golub & Company, 625 North Michigan Avenue, Ste. 2000, Chicago, Illinois 60611.

                               WITNESSETH THAT:

      WHEREAS, Assignor is the lessor under those certain leases (Leases) listed on Schedule 1 hereto, by and between Assignor, as landlord, and those tenants listed on Schedule 1 hereto, as lessees, covering certain land (Land) located in the City of Chicago, Cook County, Illinois, which Land is more particularly described in Schedule 2, attached hereto and made a part hereof, and the improvements (Improvements) erected on the Land.

      WHEREAS, said Land and Improvements have been conveyed this day by Assignor to Assignee.

      WHEREAS, Assignee desires to acquire from Assignor and assume, and Assignor desires to transfer and assign to Assignee, the Leases.

      NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor and Assignee, the parties hereto agree as follows:

      1. Assignor hereby unconditionally ASSIGNS, TRANSFERS, SETS OVER AND DELIVERS unto Assignee all of the landlord's right, title and interest under the Leases and the leasehold estates created thereby, including, without limitation, any and all security deposits, and all of the rights, benefits and privileges of the landlord thereunder, but subject to all terms, conditions, reservations and limitations set forth in the Leases.

      2. Assignee hereby accepts the foregoing assignment from Assignor of the Leases and hereby assumes and agrees to abide by all of the obligations of the landlord under the Leases arising and to be performed from and after the date of the Assignment. Assignee shall indemnify, defend and hold Assignor harmless from and against any loss, cost or expense including, but not limited to, reasonable attorneys?fees and court costs, resulting from any failure of Assignee to perform and fulfill any and all of the landlord's obligations under the Leases arising or to be performed on or after the date of the Assignment.

      3. This Assignment may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same instrument. All signatures need not appear on any single counterpart.

               [Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, this Assignment is executed as of the date first written above.

                                    ASSIGNOR:

                                    CHICAGO - 625 PARTNERSHIP,
                                    an Illinois general partnership

                                    By: PaineWebber Equity Partners One Limited
                                        Partnership

                                        By:  First Equity Partners, Inc.


                                        By:  /s/ Walter V. Arnold
                                             --------------------
                                        Name:  Walter V. Arnold
                                        Title:  SVP & CFO

                                    By: PaineWebber Equity Partners Two Limited
                                        Partnership

                                        By:  Second Equity Partners, Inc.


                                        By:  /s/ Walter V. Arnold
                                             --------------------
                                        Name:  Walter V. Arnold
                                        Title:  SVP & CFO

                  [Signatures continue on the following page]

                                    ASSIGNEE:

                                    625 NMA Associates LLC, a Delaware limited liability company

                                    By: Landmark-Golub 625,   LLC,  a  Delaware
                                        limited liability company, sole member

                                        By:  L-G 625 Holdings, LLC, a  Delaware
                                             limited liability company, managing
                                             member

                                          By:   Landmark Equity Trust VII, sole
                                                member

                                             By: U.S. Trust Company, National
                                                 Association,   not
                                                 individually,  but solely  in
                                                 its  capacity  as  a  trustee
                                                 under a    certain    Agreement
                                                 and  Declaration   of   Trust
                                                 dated   as  of   September  4,
                                                 1998,  as Amended  known as
                                                 Landmark Equity Trust VII


                                             By:  /s/ Robert J. Dombi
                                                  -------------------
                                             Name:  Robert J. Dombi
                                             Title:   Vice President

                             DISBURSEMENT STATEMENT

Disburse:   3/24/00                                             Bank Number:  11

Property:   625 North Michigan Avenue
            Chicago, IL

Borrower:   625 NMA  Associates LLC Seller:  Chicago-625 Partnership

I. To be accounted for:
      Purchase Price                                            $ 40,750,000.00
      Less:  Net proration credit to purchaser                    (1,782,298.09)
                                                                ---------------
                                                                  38,967,701.91

      Less:  Cushman Realty Corporation (real
              estate commission)                                    (214,000.00)
           Golub and Company (termination fee)                      (407,500.00)
           American National Bank and Trust
              Company of Chicago (land trust fees 26711)                (125.00)
           Cook County Recorder of Deeds (transfer taxes)            (61,125.00)
           Prudential Life Insurance Co.
              (payoff Mtg. 88185413)                             (14,662,123.89)

      Less:  Near North National Title Corporation
           a. Seller's1/2owner policy                                 (7,031.00)
           b  Seller's1/2sale closing fee                             (1,250.00)
           c. Seller's1/2GAP fee                                        (100.00)
           d. Est. recording release deeds                              (250.00)
                                                                ---------------
           Subtotal sales proceeds                                23,614,197.02

      Plus:  Cash Balance on Hand:
           a. Operating Account         $146,094.48
           b  Money Market Account        16,314.63
           c. Security Deposit Account   211,299.63                  373,708.74
                                                                ---------------

   Net amount to seller at closing                              $ 23,987,905.76
                                                                ===============

II.   Disbursements:
    PaineWebber Equity Partners I Ltd Partnership
      (40.82% proceeds + cash escrows)                          $  9,791,863.13
    PaineWebber Equity Partners II
      Ltd. Partnership (59.18% proceeds +
      cash escrows)                                               14,196,042.63
                                                                ---------------
                                                                $ 23,987,905.76
                                                                ===============

Buyer's Representative

/s/ Michael Goldman
-------------------
    Michael Goldman

SELLER:

CHICAGO - 625 PARTNERSHIP,
an Illinois general partnership

By:   PaineWebber Equity Partners One
      Limited Partnership, its partner

      By:  /s/ Walter V. Arnold
           --------------------
      Name:  Walter V. Arnold
      Title:  SVP & CFO

By:   PaineWebber Equity Partners Two
      Limited Partnership, its partner

      By:  /s/ Walter V. Arnold
           --------------------
      Name:  Walter V. Arnold
      Title:  SVP & CFO

By:   Michigan-Ontario Limited,
      an Illinois limited partnership, its partner


      By:  /s/ Eugene Golub
           ----------------
      Name:  Eugene Golub
      Title:  General Partner